STARBOARD INVESTMENT TRUST

SF Group Funds

Supplement to the Prospectus,
Summary Prospectus and
Statement of Additional Information
May 9, 2016

This supplement to the Prospectus, Summary Prospectuses, and the Statement of Additional Information, each dated August 28, 2015 as supplemented on September 11, 2015, for the SF Group Funds ("Funds"), all series of the Starboard Investment Trust ("Trust"), updates the information described below.  For further information, please contact the Funds toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectuses and Statement of Additional Information, free of charge, by writing to the Funds at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Funds toll-free at the number above.
This supplement relates to the SF Group Funds, each a series of the Trust, and is to inform shareholders of the closure and liquidation of the Funds.
Prospectus, Summary Prospectuses and Statement of Additional Information

On May 6, 2016, at the recommendation of SF Advisors, LLC, the investment adviser to the Trust, the Trust's Board of Trustees (the "Board") approved the closing and subsequent liquidation of the Funds. Accordingly, the Funds are expected to cease operations, liquidate any assets, and distribute the liquidation proceeds to shareholders of record on June 6, 2016 (the "Liquidation Date").

Effective May 6, 2016, the Funds are closed to purchases by new shareholders and additional purchases by existing shareholders. The planned liquidation of the Funds will cause the Funds to increase their cash holdings and deviate from their investment objectives and strategies as stated in the Funds' Prospectus.

Prior to the Liquidation Date, Fund shareholders may redeem (sell) their shares in the manner described in the Prospectus under "Redeeming Shares." Shareholders remaining in the Funds just prior to, or on, the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Funds' portfolio holdings.

If no action is taken by a Fund shareholder prior to the Liquidation Date, the Funds will distribute to such shareholder, on or promptly after the Liquidation Date, a liquidating cash distribution equal in value to the shareholder's interest in the net assets of the Funds as of the Liquidation Date. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares. The liquidation of your shares may be treated as a taxable event. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

Investors Should Retain This Supplement for Future Reference